UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                       _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   June 27, 2006

                            MAUI GENERAL STORE, INC.
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            (Exact Name of Registrant as Specified in its Charter)


        New York                   0-25319                 84-1275578
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  (State of Incorporation)    (Commission File        (IRS Employer
                               Number                  Identification No.)

                     P.O. Box 297, Hana, Maui, HI   96713
                   ---------------------------------------
                   (Address of Principal Executive Offices)

                               (808) 248-8787
                        -----------------------------
                        Registrant's Telephone Number


   19321 U.S. Highway 19 North, Building C, Suite 320, Clearwater, FL 33764
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                 (Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.02  Termination of Material Definitive Agreement
Item 2.01  Completion of Disposition of Assets
Item 5.01  Changes in Control of Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In February 2006, at the time of its acquisition of Palmera Holdings, Inc., Maui General Store entered into an Escrow and Interim Operations Agreement. The Escrow and Interim Operations Agreement provided that, if Maui General Store had not obtained $2,000,000 in additional capital on or prior to June 27, 2006, it would transfer Palmera Holdings, Inc. to the original shareholders of that company and would cancel the 360,000,000 shares of Maui General Store common stock that were issued to the original shareholders of Palmera Holdings, Inc. In addition, the Merger Agreement between Maui General Store and Trinity Biogenics, Inc., which contemplated a merger of Trinity Biogenics into Maui General Store after the $2,000,000 was obtained, would be terminated.

As of June 27, 2006 Maui General Store had not obtained the requisite $2,000,000 in additional capital. Therefore, at the close of business on that date, the Merger Agreement with Trinity Biogenics was terminated by its terms. Maui General Store has transferred Palmera Holdings, Inc. to its original owners, and the 360,000,000 shares of Maui General Store have been cancelled. There are now 90,000,000 shares of Maui General Store outstanding. Maui General Store is now a shell company with no business operations.

In connection with the reversion of Palmera Holdings, Inc. to its original owners, the officers and directors of Maui General Store resigned from their positions. Richard Miller, who was the sole officer and director of Maui General Store prior to the merger with Palmera Holdings, Inc., is again the sole member of the Board of Directors of Maui General Store, and is the Chief Executive Officer and Chief Financial Officer of Maui General Store.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAUI GENERAL STORE, INC.


Dated: June 30, 2006                By: /s/ Richard Miller
                                    -----------------------
                                    Richard Miller
                                    Chief Executive Officer